                                                                EXHIBIT 99(i)(a)

                                   SOUTHSIDE
                                   BANCSHARES
                                      CORP.





                                 THIRD QUARTER
                              1995 INTERIM REPORT

Dear Shareholders:

     I would like to begin by taking this opportunity to wish all of our shareholders a happy and safe holiday season. We are pleased to report new record earnings for the nine months ended September 30, 1995. Net income increased 40.92% to $5,341,000 compared to $3,790,000 for the first nine months of 1994. Earnings per share increased 38.41% to $20.25 for the first nine months of 1995. For the quarter ended September 30, 1995, net income increased 5.73% to $1,402,000 or $5.24 per share from $1,326,000 or $5.12 per share in the third quarter of 1994. Net earnings through the third quarter reflect an annualized return on average assets of 1.42% and a return on average equity of 16.74%.

     The 1995 results include the effects of two nonrecurring items which resulted in $1,370,000 in after tax income. Excluding the impact of these nonrecurring items, net income through the first nine months of 1995, is $3,971,000, or $181,000 over the 1994 amount. This improved level of profitability is the result of increased loan demand and an improvement in the net interest margin.

     Total assets at September 30, 1995 were $502,775,000 compared to $517,118,000 as of December 31, 1994. This reflects a decline of $14,343,000; however, the sale of the Bay-Hermann-Berger Bank resulted in a total asset reduction of approximately $24 million. The Company's remaining four subsidiary banks have grown by approximately $10 million, and have been successful in replacing the assets from the sale of the Bay-Hermann-Berger Bank.

     As part of our strategic business plan, we will continue to evaluate potential growth opportunities to increase the value of our franchise. We are pleased with the continued increase in the shareholder value and look forward to the opportunities and challenges that are presented in our ever changing industry.

     As always, I would like to offer my sincere thanks and appreciation to the dedicated staff, directors, loyal shareholders, customers and communities for their continued support.

Sincerely,



Thomas M. Teschner
President and Chief Executive Officer

December 15, 1995

                  SOUTHSIDE BANCSHARES CORP. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                   (dollars in thousands, except share data)
                                  (unaudited)

                                                                     SEPTEMBER 30,     December 31,
                    ASSETS                                               1995             1994
                                                                     ------------      -----------
Cash and due from banks                                                $ 15,567         $ 19,028
Federal funds sold                                                       15,900            9,600
Investments in debt securities:
  Available-for-sale securities, at market value                         48,729           51,137
  Held-to-maturity securities, at amortized cost                        109,786          122,098
                                                                       --------         --------
    Total investments in debt securities                                158,515          173,235
                                                                       --------         --------
Loans, net of unearned discount                                         299,366          301,397
 Less allowance for possible loan losses                                 (5,471)          (7,144)
                                                                       --------         --------
    Loans, net                                                          293,895          294,253
                                                                       --------         --------
Bank premises and equipment                                              10,030            9,516
Other assets                                                              8,868           11,486
                                                                       --------         --------
    TOTAL ASSETS                                                       $502,775         $517,118
                                                                       ========         ========

    LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
 Noninterest-bearing demand                                            $ 55,509         $ 71,006
 Interest-bearing demand and savings                                    179,269          198,346
 Time deposits                                                          212,259          198,741
                                                                       --------         --------
    Total deposits                                                      447,037          468,093

Short-term borrowings                                                     2,170            3,378
Debt of employee stock ownership plan                                     2,987               -
Subordinated capital notes                                                   -             4,190
Other liabilities                                                         4,609            3,455
                                                                       --------         --------
    Total liabilities                                                   456,803          479,116
                                                                       --------         --------
Commitments and contingent liabilities
Shareholders' equity:
 Cumulative preferred stock, no par value, 1,000,000 shares
   authorized and unissued                                                   -                -
 Common stock, $1 par value
   5,000,000 shares authorized,
   285,901 shares issued and outstanding in 1995 and
   259,144 shares issued and outstanding in 1994                            286              259
Surplus                                                                   8,295            4,030
Unearned employee stock ownership plan shares                            (2,863)              -
Retained earnings                                                        40,529           35,890
Net unrealized holding losses on available-for-sale securities             (275)          (2,177)
                                                                       --------         --------
    Total shareholders' equity                                           45,972           38,002
                                                                       --------         --------
    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $502,775         $517,118
                                                                       ========         ========

                  SOUTHSIDE BANCSHARES CORP. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                   (dollars in thousands, except share data)
                                  (unaudited)


                                                                      NINE MONTHS ENDED
                                                              SEPTEMBER 30,       September 30,        Percent
                                                                   1995                1994             Change
                                                              -------------       -------------        -------
INTEREST INCOME:
 Interest and fees on loans                                      $ 19,960            $ 17,839              12%
 Interest on investments in debt securities:
    Taxable                                                         6,148               6,287              (2)
    Exempt from Federal income taxes                                  953                 903               6
 Interest on short-term investments                                   548                 361              52
                                                                 --------            --------            ----
       TOTAL INTEREST INCOME                                       27,609              25,390               9
                                                                 --------            --------            ----
INTEREST EXPENSE:
 Interest on interest-bearing demand and savings deposits           4,363               3,863              13
 Interest on time deposits                                          8,083               6,517              24
 Interest on short-term borrowings                                    151                 186             (19)
 Interest on debt of employee stock ownership plan                    110                  -               -
 Interest on subordinated capital notes                               119                 303             (61)
                                                                 --------            --------            ----
       TOTAL INTEREST EXPENSE                                      12,826              10,869              18
                                                                 --------            --------            ----
        NET INTEREST INCOME                                        14,783              14,521               2
Provision for possible loan losses                                     55                 148             (63)
                                                                 --------            --------            ----
       NET INTEREST INCOME AFTER PROVISION
         FOR POSSIBLE LOAN LOSSES                                  14,728              14,373               2
                                                                 --------            --------            ----
NONINTEREST INCOME:
 Trust department                                                     706                 670               5
 Service charges on deposit accounts                                  903                 945              (4)
 Net gains (losses) on sale of other real estate
     owned and other foreclosed property                             (163)                189            (186)
 Settlement of litigation                                           1,400                  -               -
 Gain on sale of Bay-Hermann-Berger Bank                              825                  -               -
 Other                                                                565                 342              65
                                                                 --------            --------            ----
       TOTAL NONINTEREST INCOME                                     4,236               2,146              97
                                                                 --------            --------            ----
NONINTEREST EXPENSES:
 Salaries and employee benefits                                     5,227               5,459              (4)
 Net occupancy expense of bank premises                               902                 695              30
 Equipment                                                            639                 607               5
 Data processing                                                      638                 436              46
 Federal Deposit Insurance Corporation assessment                     553                 922             (40)
 Attorney fees                                                        519                 335              55
 Other real estate owned                                              102                  71              44
 Other                                                              3,048               2,811               8
                                                                 --------            --------            ----
       TOTAL NONINTEREST EXPENSES                                  11,628              11,336               3
                                                                 --------            --------            ----
       INCOME BEFORE FEDERAL INCOME TAX EXPENSE                     7,336               5,183              42
Federal income tax expense                                          1,995               1,393              43
                                                                 --------            --------            ----
       NET INCOME                                                $  5,341            $  3,790              41
                                                                 ========            ========            ====
SHARE DATA:
      Earnings per common share                                  $  20.25            $  14.63              38
                                                                 ========            ========            ====
      Dividends paid per common share                            $   2.65            $   1.15             130
                                                                 ========            ========            ====
      Average common shares outstanding                           263,753             259,144               2
                                                                 ========            ========            ====


                                                                             (dollars in thousands)

                                                                 SEPTEMBER 30,     December 31,     September 30,
             ASSET QUALITY                                           1995              1994             1994
                                                                 ------------      -----------      ------------
Nonaccrual loans                                                    $1,446            $2,829           $3,210
Loans past due ninety days and still accruing interest                 747             2,419            1,756
Restructured loans                                                      -                 -                75
                                                                    ------            ------           ------
     TOTAL NONPERFORMING LOANS                                       2,193             5,248            5,041
Other real estate owned                                              1,044             1,833            2,100
                                                                    ------            ------           ------
     TOTAL NONPERFORMING ASSETS                                     $3,237            $7,081           $7,141
                                                                    ======            ======           ======

                                                                 NINE MONTHS       Twelve Months     Nine Months
                                                                     ENDED             Ended            Ended
                                                                 SEPTEMBER 30,      December 31,     September 30,
                                                                  1995 /(1)/           1994           1994 /(1)/
             SELECTED RATIOS                                     ------------      ------------      ------------
Loans to deposits                                                   66.97%            64.39%            63.62%
Allowance for possible loan losses to total loans                    1.83              2.37              2.69
Allowance for possible loan losses as %  nonperforming loans       249.48            136.13            155.98
Total nonperforming loans as % of total loans                        0.73              1.74              1.72
Nonperforming assets as % of total assets                            0.64              1.37              1.40

Return on average assets                                             1.42/(2)/         0.97              0.98
Return on average shareholders' equity                              16.74/(2)/        13.48             13.70
Net interest margin on average interest-
   earning assets                                                    4.40              4.27              4.23

Tier I leverage capital to adjusted total
   consolidated assets less intangibles                              9.14              7.68               7.52
Tier I capital to risk-weighted assets                              14.93             12.73              12.71
Total capital to risk-weighted assets                               16.19             15.33              15.36

(1) Statistical information is annualized where applicable.
(2) Annualized information includes gain on the sale of Bay-Hermann-Berger
Bank and the net litigation settlement. Excluding the after-tax effect of these two nonrecurring items, the return on average assets and shareholders' equity would have been 1.05% and 12.45%, respectively.

COMMON STOCK - MARKET PRICE AND DIVIDENDS

  The table below sets forth the high and low closing trade prices of the Company's common stock for the periods presented. The Company's common stock is traded on the National Association of Company Securities Dealers, Inc./
SmallCap Market System ("NASDAQ/SCM") under the symbol SBCO. Accordingly, the information included below represents the high and low bid prices of the common stock reported on NASDAQ/SCM.

                                                                  Book                         Dividends Paid
                         High Bid     Low Bid       Close        Value          Market/Book   Per Common Share
                         --------     -------      -------      -------         -----------   ----------------
3rd  Quarter- 1995       $178.00      $175.00      $178.00      $171.53           103.77%          $1.00
2nd  Quarter- 1995        170.00       170.00       170.00       167.52           100.25            1.00
1st  Quarter- 1995        160.00       160.00       160.00       159.59           100.26            0.65

4th  Quarter- 1994        160.00       160.00       160.00       146.64           109.11            0.65
3rd  Quarter- 1994        165.00       165.00       165.00       145.36           113.51            0.55
2nd  Quarter- 1994        165.00       165.00       165.00       142.39           115.88            0.30
1st  Quarter- 1994        180.00       180.00       180.00       139.87           128.69            0.30

SOUTHSIDE BANCSHARES CORP.
=========================================================

BOARD OF DIRECTORS

Howard F. Etling, Chairman of the Board
Thomas M. Teschner, President and Chief Executive Officer
Richard F. Baalmann
Joseph W. Beetz
Ralph Crancer, Jr.
Douglas P. Helein
Charles F. Herwig
Earle J. Kennedy, Jr.
Norville K. McClain
Daniel J. Queen
Richard G. Schroeder, Sr.

OFFICERS

Thomas M. Teschner, President and Chief Executive Officer
Joseph W. Pope, Sr. Vice President & Chief Financial Officer
David J. Abeln, Vice President/Investments
Steven D. Voss, Vice President and Auditor
Nanette M. Beller, Assistant Auditor
Joanne M. Schneider, Secretary to the Board
Laura L. Thomas, Assistant Secretary to the Board

AFFILIATE BANKS

South Side National Bank in St. Louis
State Bank of DeSoto
Bank of Ste. Genevieve
Bank of St. Charles County

CORPORATE HEADQUARTERS

Southside Bancshares Corp.
3606 Gravois Avenue
St. Louis, Missouri 63116
(314) 776-7000

COMMON STOCK

NASDAQ National Market System: SBCO/(1)/

(1) Generally appears as SthsdBnc in the Saint Louis Post Dispatch Newspaper's NASDAQ Small-Cap Stocks Table.

TRANSFER AGENT

Boatmen's Trust Company
510 Locust Street
St. Louis, Missouri 63101
(314) 466-1359 or (800) 456-9852